Schedule of Investments PIMCO High Income Fund	March 31, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 127.9% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 28.2%
AP Core Holdings LLC 10.340% (LIBOR01M + 5.500%) due 09/01/2027 ~		$14,897	$14,537
Carnival Corp. 6.655% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,456	2,630
Diamond Sports Group LLC 12.775% (LIBOR03M + 8.150%) due 05/25/2026 ~		$13,889	13,108
DirecTV Financing LLC 9.840% (LIBOR01M + 5.000%) due 08/02/2027 ~		2,575	2,484
Envision Healthcare Corp.
12.701% due 04/29/2027		8,885	8,796
16.326% due 04/28/2028		21,460	15,970
Forbes Energy Services LLC TBD% due 06/30/2023 «		967	0
Gateway Casinos & Entertainment Ltd.
12.803% due 10/15/2027		7,358	7,293
13.073% due 10/18/2027	CAD	1,605	1,177
Intelsat Jackson Holdings SA 9.082% due 02/01/2029		$4,093	4,059
Lealand Finance Co. BV 7.840% (LIBOR01M + 3.000%) due 06/28/2024 ~		105	78
Lealand Finance Co. BV (5.840% Cash and 3.000% PIK) 8.840% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		517	349
Market Bidco Ltd. 9.427% due 11/04/2027	GBP	2,300	2,517
MPH Acquisition Holdings LLC 9.203% (LIBOR03M + 4.250%) due 09/01/2028 ~		$7,585	6,518
Oi SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		3,485	273
Poseidon Bidco SASU 8.265% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	7,400	7,785
Promotora de Informaciones SA 7.555% (EUR003M + 5.250%) due 12/31/2026 ~		11,663	11,753
Promotora de Informaciones SA (5.305% Cash and 5.000% PIK) 10.305% (EUR003M + 2.970%) due 06/30/2027 ~(b)		744	737
PUG LLC 8.340% (LIBOR01M + 3.500%) due 02/12/2027 ~		$12,647	9,232
Redstone Holdco 2 LP 9.568% (LIBOR03M + 4.750%) due 04/27/2028 ~		4,090	3,233
Rising Tide Holdings, Inc. 9.703% (LIBOR03M + 4.750%) due 06/01/2028 ~		1,281	780
Steenbok Lux Finco 2 SARL (10.750% PIK) 10.750% (EUR003M) due 06/30/2023 ~(b)	EUR	16,066	11,500
Syniverse Holdings, Inc. 11.898% due 05/13/2027		$19,739	17,574
Team Health Holdings, Inc. 7.590% (LIBOR01M + 2.750%) due 02/06/2024 ~		15,084	12,972
Telemar Norte Leste SA
1.750% due 02/26/2035		8,442	662
1.750% (LIBOR03M + 1.750%) due 02/26/2035 ~		10,818	848
U.S. Renal Care, Inc.
9.875% (LIBOR01M + 5.000%) due 06/26/2026 ~		23,670	16,184
10.375% (LIBOR01M + 5.500%) due 06/26/2026 ~		1,745	1,193
Veritas U.S., Inc. 9.840% (LIBOR01M + 5.000%) due 09/01/2025 ~		5,386	4,119
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (b)		8,955	6,746
Windstream Services LLC TBD% - 11.157% due 09/21/2027 «		2,639	2,402

Total Loan Participations and Assignments (Cost $224,569)			187,509

CORPORATE BONDS & NOTES 42.3%
BANKING & FINANCE 13.4%
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (l)		930	655
Armor Holdco, Inc. 8.500% due 11/15/2029		1,900	1,549
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048		4,180	3,532
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	1,400	1,306

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

2.625% due 04/28/2025 (l)		9,492	9,410
3.625% due 09/24/2024		2,131	2,201
7.677% due 01/18/2028 •		1,700	1,553
8.000% due 01/22/2030 •		2,230	2,165
8.500% due 09/10/2030 •		3,500	3,408
10.500% due 07/23/2029 (l)		2,067	2,177
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	1,000	250
Barclays PLC 7.437% due 11/02/2033 •(l)		$2,112	2,336
BNP Paribas SA 3.132% due 01/20/2033 •(l)		1,861	1,557
BOI Finance BV 7.500% due 02/16/2027 (l)	EUR	3,300	2,785
Claveau Re Ltd. 21.934% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		$1,200	904
Corsair International Ltd. 7.772% due 01/28/2027 •	EUR	1,000	1,068
Cosaint Re Pte. Ltd. 14.200% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$989	755
Credit Agricole SA 7.875% due 01/23/2024 •(h)(i)		250	246
Credit Suisse AG 7.500% due 02/15/2028 (l)		4,400	4,675
Credit Suisse AG AT1 Claim ^		600	35
Credit Suisse Group AG
6.373% due 07/15/2026 •		500	484
6.442% due 08/11/2028 •(l)		700	696
7.750% due 03/01/2029 •	EUR	2,600	3,088
GSPA Monetization Trust 6.422% due 10/09/2029		$4,272	4,159
Hestia Re Ltd. 14.184% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		939	775
HSBC Holdings PLC 6.254% due 03/09/2034 •(l)		6,300	6,592
Lloyds Banking Group PLC 4.947% due 06/27/2025 •(h)(i)	EUR	716	703
NatWest Group PLC 6.016% due 03/02/2034 •(l)		$3,300	3,423
Sanders Re Ltd. 16.434% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,545	1,412
Societe Generale SA 6.691% due 01/10/2034 •(l)		1,200	1,229
SVB Financial Group
1.800% due 02/02/2031 ^(c)		1,375	785
2.100% due 05/15/2028 ^(c)		200	120
3.125% due 06/05/2030 ^(c)		200	116
3.500% due 01/29/2025 ^(c)		100	63
4.000% due 05/15/2026 ^(c)(h)		200	13
4.345% due 04/29/2028 ^(c)		600	365
4.570% due 04/29/2033 ^(c)		1,800	1,046
Uniti Group LP
4.750% due 04/15/2028 (l)		2,800	2,167
6.000% due 01/15/2030 (l)		8,363	4,903
6.500% due 02/15/2029 (l)		3,100	1,895
VICI Properties LP 3.875% due 02/15/2029 (l)		6,900	6,142
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		7,250	5,728
Yosemite Re Ltd. 14.434% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		840	807

			89,278

INDUSTRIALS 23.6%
AA Bond Co. Ltd. 5.500% due 07/31/2050 (l)	GBP	895	1,007
Altice Financing SA 5.750% due 08/15/2029 (l)		$972	774
American Airlines Pass-Through Trust
3.375% due 11/01/2028 (l)		1,377	1,199
3.700% due 04/01/2028		979	898
Arches Buyer, Inc. 4.250% due 06/01/2028		1,000	837
Boeing Co. 6.125% due 02/15/2033 (l)		1,448	1,543
CGG SA
7.750% due 04/01/2027	EUR	1,400	1,294
8.750% due 04/01/2027 (l)		$7,789	6,503
Community Health Systems, Inc. 8.000% due 03/15/2026 (l)		9,394	9,089
DISH DBS Corp.
5.250% due 12/01/2026		4,800	3,839
5.750% due 12/01/2028 (l)		7,850	5,873
DTEK Energy BV (3.500% Cash and 3.500% PIK) 7.000% due 12/31/2027 (b)		2,188	647

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

Dufry One BV 3.625% due 04/15/2026	CHF	3,691	3,816
Exela Intermediate LLC 11.500% due 07/15/2026		$125	16
Ford Motor Co. 7.700% due 05/15/2097 (l)		11,730	11,585
General Shopping Investments Ltd.
4.963% due 09/20/2023 ^(c)(h)		1,000	114
16.755% due 09/20/2023 ^(c)(h)		1,500	172
HCA, Inc. 7.500% due 11/15/2095 (l)		3,462	3,803
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (l)		16,312	14,994
Inter Media & Communication SpA 6.750% due 02/09/2027 (l)	EUR	3,300	3,360
Market Bidco Finco PLC 4.750% due 11/04/2027		900	760
New Albertsons LP 6.570% due 02/23/2028		$4,021	4,032
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		8,700	7,884
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (b)		60	67
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/01/2023 (f)(h)		3,371	3
Petroleos Mexicanos 6.750% due 09/21/2047 (l)		1,098	715
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (l)		7,000	6,200
QVC, Inc. 5.950% due 03/15/2043 (l)		1,169	425
Sands China Ltd. 5.900% due 08/08/2028 (l)		1,662	1,579
Topaz Solar Farms LLC
4.875% due 09/30/2039		2,163	1,786
5.750% due 09/30/2039 (l)		7,043	6,694
U.S. Renal Care, Inc. 10.625% due 07/15/2027		2,860	756
Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(l)		1,412	1,434
8.250% due 04/30/2028 (b)		16	16
Vale SA 3.202% due 12/29/2049 ~(h)	BRL	120,000	8,389
Veritas U.S., Inc. 7.500% due 09/01/2025 (l)		$4,280	3,226
Viking Cruises Ltd. 13.000% due 05/15/2025		8,353	8,830
Wesco Aircraft Holdings, Inc.
9.000% due 11/15/2026		155	14
10.500% due 11/15/2026		662	589
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 (b)		27,010	24,039
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		9,423	7,727

			156,528

UTILITIES 5.3%
Eskom Holdings SOC Ltd. 6.750% due 08/06/2023 (l)		1,000	994
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		5,130	4,065
NGD Holdings BV 6.750% due 12/31/2026		846	550
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(b)		3,307	1,839
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(b)		16,575	3,812
Oi SA 10.000% due 07/27/2025 ^(c)		20,600	1,616
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (l)		600	425
4.200% due 03/01/2029 (l)		2,000	1,831
4.250% due 03/15/2046 (l)		2,300	1,701
4.450% due 04/15/2042 ^(l)		1,203	946
4.750% due 02/15/2044 (l)		5,076	4,082
Peru LNG SRL 5.375% due 03/22/2030 (l)		8,700	6,960

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

Rio Oil Finance Trust 9.250% due 07/06/2024 (l)	6,354	6,433

		35,254

Total Corporate Bonds & Notes (Cost $338,186)		281,060

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026	5,100	2,652

Total Convertible Bonds & Notes (Cost $5,100)		2,652

MUNICIPAL BONDS & NOTES 7.3%
DISTRICT OF COLUMBIA 1.6%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035	9,740	10,966

ILLINOIS 2.2%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,341
7.517% due 01/01/2040	2,805	3,236

		14,577

PUERTO RICO 1.3%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,631	711
0.000% due 11/01/2051	22,636	8,067

		8,778

TEXAS 1.3%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,425	8,481

WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (f)	66,200	5,876

Total Municipal Bonds & Notes (Cost $46,811)		48,678

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
1.255% due 07/25/2050 •(a)	3,355	368
3.500% due 09/25/2027 (a)	78	4
4.000% due 06/25/2050 (a)	2,132	388
5.000% due 06/25/2050 (a)	3,419	714
10.000% due 01/25/2034 •	150	159
Freddie Mac
1.255% due 06/25/2050 •(a)	3,704	427
1.416% due 07/15/2035 •(a)	463	32
1.516% due 02/15/2042 •(a)	714	42
2.456% due 08/15/2036 ~(a)	269	35
3.631% due 05/15/2033 •	22	21
5.000% due 06/15/2033 ~(a)	563	80
6.156% due 11/25/2055 «~	13,255	7,681
14.045% due 10/25/2027 •	4,296	4,493
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	545	104
4.500% due 07/20/2042 (a)	84	10
5.000% due 09/20/2042 (a)	156	24
Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2053	100	90

Total U.S. Government Agencies (Cost $17,226)		14,672

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.7%
Adjustable Rate Mortgage Trust 5.185% due 05/25/2036 •	3,122	1,190
Banc of America Alternative Loan Trust
0.755% due 06/25/2046 ^•(a)	2,583	153
1.795% due 06/25/2037 ^•(a)	2,162	212
5.205% due 06/25/2037 •	1,993	1,471
Banc of America Funding Trust
6.000% due 07/25/2037 ^	279	228
6.250% due 10/26/2036	4,053	1,984
Banc of America Mortgage Trust 3.903% due 02/25/2036 ^~	6	5

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

BCAP LLC Trust
4.604% due 03/26/2037 þ		1,213	1,724
6.000% due 05/26/2037 ~		4,225	1,863
Bear Stearns Adjustable Rate Mortgage Trust 3.725% due 11/25/2034 ~		7	7
CD Mortgage Trust 5.688% due 10/15/2048		135	121
Chase Mortgage Finance Trust
3.705% due 09/25/2036 ^~		41	33
3.941% due 12/25/2035 ^~		8	7
5.500% due 05/25/2036 ^		1	1
Citigroup Commercial Mortgage Trust 5.084% due 12/10/2049 ~		2,847	1,308
Citigroup Mortgage Loan Trust
3.619% due 07/25/2037 ^~		37	31
3.864% due 11/25/2035 ~		9,778	5,508
6.500% due 09/25/2036		2,367	1,407
Commercial Mortgage Loan Trust 6.210% due 12/10/2049 ~		2,023	512
Countrywide Alternative Loan Trust
0.155% due 04/25/2035 •(a)		1,997	74
3.973% due 02/25/2037 ^~		89	74
5.345% due 12/25/2046 •		1,673	1,331
6.000% due 02/25/2037 ^		4,065	1,644
6.250% due 12/25/2036 ^•		2,140	1,031
6.500% due 06/25/2036 ^		605	307
Countrywide Home Loan Mortgage Pass-Through Trust
0.505% due 12/25/2036 •(a)		1,661	96
3.512% due 09/20/2036 ^~		231	196
3.631% due 09/25/2047 ^~		16	14
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036 ^		1,262	797
Eurosail PLC
5.621% due 06/13/2045 •	GBP	3,347	2,965
8.271% due 06/13/2045 •		988	980
GS Mortgage Securities Corp. 8.228% due 08/15/2039 ~		$1,200	1,195
HarborView Mortgage Loan Trust
3.458% due 08/19/2036 ^~		3	3
3.623% due 08/19/2036 ^~		102	87
IM Pastor Fondo de Titluzacion Hipotecaria 2.890% due 03/22/2043 ~	EUR	2,659	2,210
Jackson Park Trust 3.242% due 10/14/2039 ~		$2,011	1,525
JP Morgan Alternative Loan Trust 3.854% due 03/25/2037 ^~		2,783	2,454
JP Morgan Mortgage Trust
1.775% due 01/25/2037 ^•(a)		13,185	2,545
3.410% due 07/27/2037 ~		3,872	2,742
Lehman XS Trust 5.285% due 06/25/2047 •		1,415	1,236
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.850% due 04/25/2036 ^~		2,737	2,300
Nomura Resecuritization Trust 3.955% due 07/26/2035 ~		4,355	3,776
Residential Asset Securitization Trust
5.245% due 01/25/2046 ^•		168	52
6.250% due 09/25/2037 ^		4,528	1,897
6.500% due 08/25/2036 ^		795	243
Structured Adjustable Rate Mortgage Loan Trust
3.748% due 04/25/2047 ~		272	130
4.115% due 01/25/2036 ^~		97	59
Structured Asset Mortgage Investments Trust 5.225% due 07/25/2046 ^~		5,298	3,934
WaMu Mortgage Pass-Through Certificates Trust 3.348% due 05/25/2037 ^~		70	54
Washington Mutual Mortgage Pass-Through Certificates Trust
1.835% due 04/25/2037 •(a)		7,216	1,284
6.500% due 03/25/2036 ^		4,202	2,978

Total Non-Agency Mortgage-Backed Securities (Cost $68,671)			57,978

ASSET-BACKED SECURITIES 7.8%
ACE Securities Corp. Home Equity Loan Trust 5.125% due 07/25/2036 •		1,680	1,314
Apidos CLO 0.000% due 07/22/2026 ~		3,000	3
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,040
Belle Haven ABS CDO Ltd. 5.032% due 07/05/2046 •		$185,947	1,750
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	250
0.000% due 01/25/2032 ~		2,200	699
Carlyle US CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	1,305

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	885
0.000% due 10/22/2031 ~		3,000	621
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	700	221
Countrywide Asset-Backed Certificates Trust 5.115% due 09/25/2046 •		$12,433	9,977
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	631
Duke Funding Ltd. 5.474% due 08/07/2033 •		$13,523	1,883
Glacier Funding CDO Ltd. 5.076% due 08/04/2035 •		6,310	816
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	1,000	352
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$7,503	1,130
Long Beach Mortgage Loan Trust 5.225% due 02/25/2036 •		988	802
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	4,150	1,202
Marlette Funding Trust
0.000% due 12/15/2028 «(f)		$24	1,359
0.000% due 04/16/2029 «(f)		7	404
0.000% due 07/16/2029 «(f)		10	744
Merrill Lynch Mortgage Investors Trust 5.165% due 04/25/2037 •		624	314
Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 ^þ		5,509	1,859
6.521% due 11/25/2036 ^•		680	253
People's Financial Realty Mortgage Securities Trust 5.005% due 09/25/2036 •		19,909	3,921
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		6,524	3,027
7.238% due 09/25/2037 ^þ		5,645	2,617
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	533
Sherwood Funding CDO Ltd. 5.061% due 11/06/2039 •		$31,208	7,420
SLM Student Loan Trust 0.000% due 01/25/2042 «(f)		2	471
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(f)		5	1,396
South Coast Funding Ltd. 5.459% due 08/10/2038 •		24,720	1,904
Specialty Underwriting & Residential Finance Trust 5.820% due 06/25/2036 •		409	320
Washington Mutual Asset-Backed Certificates Trust 5.145% due 05/25/2036 •		147	112

Total Asset-Backed Securities (Cost $124,308)			51,535

SOVEREIGN ISSUES 2.5%
Argentina Government International Bond
0.500% due 07/09/2030 þ		9,019	2,267
1.000% due 07/09/2029		163	45
1.500% due 07/09/2035 þ		8,535	2,070
1.500% due 07/09/2046 þ		115	31
3.500% due 07/09/2041 þ		9,486	2,665
3.875% due 01/09/2038 þ		1,326	414
15.500% due 10/17/2026	ARS	38,100	22
Autonomous City of Buenos Aires
74.828% (BADLARPP + 3.750%) due 02/22/2028 ~		34,626	84
75.227% (BADLARPP + 3.250%) due 03/29/2024 ~		47,730	117
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	167,100	3,053
13.000% due 01/30/2026		178,200	3,255
Dominican Republic International Bond 13.625% due 02/03/2033		34,200	710
Ghana Government International Bond
6.375% due 02/11/2027 ^(c)		$600	218
7.875% due 02/11/2035 ^(c)		600	211
8.750% due 03/11/2061 ^(c)		200	68
Provincia de Buenos Aires 73.663% due 04/12/2025	ARS	270,895	580
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	56
3.900% due 01/30/2033		122	130
4.000% due 01/30/2037		96	101
4.200% due 01/30/2042		119	129
Ukraine Government International Bond 4.375% due 01/27/2032 ^(c)		1,471	279
Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$34	4

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

9.250% due 09/15/2027 ^(c)	452	48

Total Sovereign Issues (Cost $30,588)		16,557

	SHARES
COMMON STOCKS 3.9%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (d)	754,306	905

CONSUMER DISCRETIONARY 0.2%
iHeartMedia, Inc. 'A' (d)	178,528	696
iHeartMedia, Inc. 'B' «(d)	138,545	486
Promotora de Informaciones SA (d)	282,619	112

		1,294

ENERGY 0.0%
Axis Energy Services 'A' «(d)(j)	6,207	205

FINANCIALS 1.1%
Banca Monte dei Paschi di Siena SpA (d)	886,500	1,928
Intelsat Emergence SA «(d)(j)	221,868	5,436

		7,364

INDUSTRIALS 2.5%
Neiman Marcus Group Ltd. LLC «(d)(j)	90,604	13,999
Syniverse Holdings, Inc. «(j)	2,333,246	2,199
Voyager Aviation Holdings LLC «(d)	1,009	0
Westmoreland Mining Holdings «(d)(j)	88,291	265

		16,463

Total Common Stocks (Cost $36,090)		26,231

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(d)	23,289	146

Total Rights (Cost $0)		146

WARRANTS 1.1%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «	250	0
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	23,229	163

		163

INFORMATION TECHNOLOGY 1.1%
Windstream Holdings LLC - Exp. 9/21/2055 «	537,548	7,283

Total Warrants (Cost $13,447)		7,446

PREFERRED SECURITIES 5.6%
FINANCIALS 5.4%
AGFC Capital Trust 6.542% (US0003M + 1.750%) due 01/15/2067 ~	27,410,000	15,536
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)	70,000	61
Compeer Financial ACA 4.875% due 08/15/2026 •(h)	2,100,000	2,165
OCP CLO Ltd. 0.000% due 04/26/2028 (f)	8,700	4,323
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)	12,890,000	13,498
SVB Financial Group
4.250% due 11/15/2026 ^(c)(h)	100,000	7
4.700% due 11/15/2031 ^(c)(h)	188,000	13

		35,603

INDUSTRIALS 0.2%
Voyager Aviation Holdings LLC «	6,055	1,403

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

Total Preferred Securities (Cost $40,289)			37,006

REAL ESTATE INVESTMENT TRUSTS 0.6%
REAL ESTATE 0.6%
CBL & Associates Properties, Inc.		14,084	361
Uniti Group, Inc.		193,839	688
VICI Properties, Inc.		95,221	3,106

Total Real Estate Investment Trusts (Cost $1,786)			4,155

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 17.3%
REPURCHASE AGREEMENTS (k) 14.6%			96,777

SHORT-TERM NOTES 2.0%
Federal Home Loan Bank 4.850% due 05/18/2023 •(g)		$13,100	13,100

ARGENTINA TREASURY BILLS 0.1%
8.517% due 09/18/2023 (f)(g)	ARS	194,641	465

U.S. TREASURY BILLS 0.6%
4.365% due 04/06/2023 - 05/09/2023 (e)(f)(l)(o)		$3,865	3,853

Total Short-Term Instruments (Cost $114,267)			114,195

Total Investments in Securities (Cost $1,061,338)			849,820

Total Investments 127.9% (Cost $1,061,338)			$849,820
Financial Derivative Instruments (m)(n) (0.3)%(Cost or Premiums, net $55,824)			(1,991)
Auction-Rate Preferred Shares (8.7)%			(58,050)
Other Assets and Liabilities, net (18.9)%			(125,592)

Net Assets Applicable to Common Shareholders 100.0%			$664,187

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Axis Energy Services 'A'	07/01/2021	$91	$205	0.03%
Intelsat Emergence SA	06/19/2017 - 02/23/2022	15,920	5,436	0.82
Neiman Marcus Group Ltd. LLC	09/25/2020	2,918	13,999	2.11
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2022	2,289	2,199	0.33
Westmoreland Mining Holdings	07/11/2016 - 10/19/2016	2,160	265	0.04

$23,378	$22,104	3.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	4.840%	04/03/2023	04/04/2023	$43,700	U.S. Treasury Notes 3.125% due 08/31/2027	$(44,601)	$43,700	$43,700
4.890	03/31/2023	04/03/2023	32,600	U.S. Treasury Inflation Protected Securities 0.125% due 02/15/2051	(33,730)	32,600	32,613
DEU	4.920	03/31/2023	04/03/2023	100	U.S. Treasury Bonds 2.875% due 05/15/2052	(105)	100	100
FICC	2.200	03/31/2023	04/03/2023	777	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(793)	777	777
SAL	4.930	03/31/2023	04/03/2023	19,600	U.S. Treasury Notes 0.250% due 09/30/2025	(20,020)	19,600	19,608

Total Repurchase Agreements	$(99,249)	$96,777	$96,798

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	5.100%	01/25/2023	04/12/2023	$(3,665)	$(3,701)
5.100	02/06/2023	04/12/2023	(2,230)	(2,248)
5.510	03/31/2023	06/14/2023	(14,033)	(14,039)
BPS	3.220	02/22/2023	05/22/2023	EUR	(2,936)	(3,196)
4.710	02/16/2023	04/06/2023	$(625)	(629)
5.030	02/15/2023	05/30/2023	(1,196)	(1,204)
5.480	02/16/2023	07/07/2023	(2,102)	(2,116)
5.520	03/23/2023	07/21/2023	(5,257)	(5,265)
5.550	03/01/2023	07/31/2023	(911)	(915)

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

BYR	5.480	10/11/2022	04/11/2023	(1,822)	(1,864)
5.520	03/30/2023	09/20/2023	(1,178)	(1,178)
5.530	03/24/2023	09/20/2023	(7,119)	(7,130)
5.540	03/23/2023	09/20/2023	(1,414)	(1,417)
CDC	4.760	10/07/2022	04/05/2023	(885)	(905)
4.850	02/16/2023	04/06/2023	(757)	(761)
5.090	03/03/2023	05/02/2023	(850)	(854)
5.240	03/03/2023	05/02/2023	(3,759)	(3,776)
5.240	03/08/2023	05/02/2023	(2,592)	(2,602)
5.240	03/21/2023	05/02/2023	(1,007)	(1,009)
5.350	03/29/2023	07/28/2023	(3,155)	(3,157)
5.350	03/30/2023	07/28/2023	(906)	(907)
5.370	02/13/2023	08/11/2023	(578)	(582)
5.370	02/15/2023	08/11/2023	(1,473)	(1,483)
5.430	02/17/2023	08/16/2023	(1,661)	(1,672)
5.560	01/31/2023	07/28/2023	(2,003)	(2,023)
5.640	02/07/2023	08/04/2023	(4,270)	(4,307)
5.640	03/08/2023	08/04/2023	(683)	(686)
CEW	4.400	08/05/2022	TBD(3)	GBP	(791)	(992)
IND	4.540	02/02/2023	04/10/2023	$(1,899)	(1,914)
5.460	03/07/2023	07/07/2023	(5,953)	(5,977)
5.540	03/07/2023	07/07/2023	(615)	(617)
JML	2.500	09/14/2022	TBD(3)	EUR	(451)	(494)
3.050	09/14/2022	TBD(3)	(8,267)	(9,052)
5.320	03/22/2023	07/06/2023	$(5,642)	(5,651)
NXN	4.850	03/30/2023	04/06/2023	(135)	(135)
5.640	03/30/2023	08/04/2023	(2,268)	(2,270)
RDR	4.970	02/03/2023	04/03/2023	(2,607)	(2,628)
5.320	04/03/2023	06/02/2023	(3,837)	(3,837)
5.520	04/03/2023	06/02/2023	(3,018)	(3,018)
SCX	5.000	03/08/2023	04/10/2023	(4,053)	(4,068)
SOG	4.900	10/12/2022	04/12/2023	(5,740)	(5,875)
4.900	11/04/2022	04/12/2023	(801)	(817)
5.470	03/07/2023	06/07/2023	(3,340)	(3,354)
5.540	02/06/2023	08/03/2023	(2,978)	(3,002)
ULO	3.200	02/20/2023	05/22/2023	EUR	(2,266)	(2,467)

Total Reverse Repurchase Agreements	$(125,794)

(l)	Securities with an aggregate market value of $137,165 and cash of $938 have been pledged as collateral under the terms of master agreements as of March 31, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(183,427) at a weighted average interest rate of 3.089%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	6.588%	EUR	900	$63	$(103)	$(40)	$8	$0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.695	2,900	(307)	253	(54)	1	0

$(244)	$150	$(94)	$9	$0

INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	13,400	$1,297	$2,485	$3,782	$50	$0
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	6,900	768	273	1,041	27	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	2,700	(7)	1,595	1,588	17	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$27,200	(2)	337	335	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024	370,800	(16,297)	(85)	(16,382)	207	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	13,700	1	168	169	0	(13)

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,200	1	40	41	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		112,200	(2,687)	(6,185)	(8,872)	262	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		53,300	(5,501)	1,106	(4,395)	187	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		87,000	4,224	10,633	14,857	0	(376)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		59,500	2,570	4,999	7,569	0	(267)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		17,400	(376)	518	142	6	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		14,250	39	750	789	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	61	29	0	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	5,107	4,902	0	(28)
Receive	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		43,700	343	4,502	4,845	0	(109)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		27,135	0	3,062	3,062	0	(77)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	(3,642)	(1,955)	269	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	20	21	0	(1)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		7,300	517	910	1,427	0	(30)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	02/09/2032		139,800	581	22,873	23,454	0	(653)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		395,600	70,742	(64,796)	5,946	2,698	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	8,751	8,495	0	(351)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	16,161	16,034	0	(320)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	11,199	11,034	0	(410)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		29,200	2,124	(8,921)	(6,797)	295	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		223,450	(4,286)	72,795	68,509	0	(1,299)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	1,296	1,300	46	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		65,500	66	(9,222)	(9,156)	0	(129)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	5,942	4,883	39	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		3,200	290	478	768	0	(1)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		18,200	76	4,851	4,927	0	(15)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	(4,653)	(3,336)	5	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		26,400	424	739	1,163	6	0

							$56,072	$84,147	$140,219	$4,116	$(4,104)

Total Swap Agreements							$55,828	$84,297	$140,125	$4,125	$(4,104)

Cash of $18,365 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		05/2023		CHF	186		$204		$0		$(1)
BPS		04/2023			$497		EUR	457	0		(2)
CBK		04/2023		BRL	6,874		$1,325		0		(31)
		04/2023		GBP	2,007		2,449		0		(26)
		04/2023			$1,353		BRL	6,874	3		0
		05/2023		CAD	1,429		$1,071		13		0
		05/2023		PEN	4,729		1,192		0		(62)
DUB		04/2023		BRL	6,930		1,364		0		(3)
		04/2023			$1,300		BRL	6,930	68		0
		04/2023			81,500		EUR	75,310	173		0
		05/2023		EUR	75,310		$81,631		0		(171)
		07/2023		BRL	7,042		1,300		0		(66)
GLM		05/2023			$907		PEN	3,610	50		0
		07/2023		DOP	185,310		$3,200		0		(100)

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

08/2023	72,404	1,259	0	(25)
MBC	04/2023	EUR	1,598	1,713	1	(21)
04/2023	GBP	3,271	3,950	0	(85)
04/2023	$4,362	EUR	4,076	58	0
MYI	04/2023	GBP	795	$953	0	(28)
RBC	04/2023	$1,547	GBP	1,263	11	0
SCX	05/2023	CHF	3,074	$3,382	7	0
UAG	04/2023	EUR	78,916	83,787	0	(1,798)
05/2023	GBP	4,810	5,954	17	0

Total Forward Foreign Currency Contracts	$401	$(2,419)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	4.650%	$3,300	$0	$1	$1	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	4.074	EUR	200	(4)	9	5	0

Total Swap Agreements	$(4)	$10	$6	$0

(o)

Securities with an aggregate market value of $2,302 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2023

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$177,322	$10,187	$187,509
Corporate Bonds & Notes
Banking & Finance	0	89,278	0	89,278
Industrials	0	156,528	0	156,528
Utilities	0	35,254	0	35,254
Convertible Bonds & Notes
Industrials	0	2,652	0	2,652
Municipal Bonds & Notes
District of Columbia	0	10,966	0	10,966
Illinois	0	14,577	0	14,577
Puerto Rico	0	8,778	0	8,778
Texas	0	8,481	0	8,481
West Virginia	0	5,876	0	5,876
U.S. Government Agencies	0	6,991	7,681	14,672
Non-Agency Mortgage-Backed Securities	0	57,978	0	57,978
Asset-Backed Securities	0	47,161	4,374	51,535
Sovereign Issues	0	16,557	0	16,557
Common Stocks
Communication Services	905	0	0	905
Consumer Discretionary	808	0	486	1,294
Energy	0	0	205	205
Financials	1,928	0	5,436	7,364
Industrials	0	0	16,463	16,463
Rights
Financials	0	0	146	146
Warrants
Financials	0	0	163	163
Information Technology	0	0	7,283	7,283
Preferred Securities
Financials	0	35,603	0	35,603
Industrials	0	0	1,403	1,403
Real Estate Investment Trusts
Real Estate	4,155	0	0	4,155
Short-Term Instruments
Repurchase Agreements	0	96,777	0	96,777
Short-Term Notes	0	13,100	0	13,100
Argentina Treasury Bills	0	465	0	465
U.S. Treasury Bills	0	3,853	0	3,853

Total Investments	$7,796	$788,197	$53,827	$849,820

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,125	0	4,125
Over the counter	0	406	1	407

$0	$4,531	$1	$4,532
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,104)	0	(4,104)
Over the counter	0	(2,419)	0	(2,419)

$0	$(6,523)	$0	$(6,523)

Total Financial Derivative Instruments	$0	$(1,992)	$1	$(1,991)

Totals	$7,796	$786,205	$53,828	$847,829

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$35,976	$8,320	$(6,033)	$(414)	$106	$(1,445)	$2,402	$(28,725)	$10,187	$1,418
Corporate Bonds & Notes
Industrials	34,901	580	0	100	0	(2,783)	0	(32,799)	0	0
U.S. Government Agencies	8,195	0	(134)	38	45	(463)	0	0	7,681	(470)
Asset-Backed Securities	5,577	0	0	0	0	(1,203)	0	0	4,374	(1,201)
Common Stocks
Consumer Discretionary	984	0	0	0	0	(498)	0	0	486	(498)
Energy	91	0	0	0	0	114	0	0	205	114
Financials	6,212	0	0	0	0	(776)	0	0	5,436	(777)
Industrials	17,801	149	0	0	0	(1,487)	0	0	16,463	(1,487)
Materials	38	0	(41)	0	41	(38)	0	0	0	0

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2023 (Unaudited)

Rights
Financials	111	0	0	0	0	35	0	0	146	35
Warrants
Financials	117	0	0	0	0	46	0	0	163	46
Industrials	1,075	0	(216)	0	216	(1,075)	0	0	0	0
Information Technology	11,462	0	0	0	0	(4,179)	0	0	7,283	(4,179)
Preferred Securities
Industrials	67,316	0	(77,874)	0	44,590	(32,629)	0	0	1,403	(427)

	$189,856	$9,049	$(84,298)	$(275)	$44,998	$(46,381)	$2,402	$(61,524)	$53,827	$(7,426)
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$1	$0	$0	$1	$0

Totals	$189,856	$9,049	$(84,298)	$(275)	$44,998	$(46,380)	$2,402	$(61,524)	$53,828	$(7,426)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2023	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$7,785	Indicative Market Quotation			Price			97.000	—
		2,402	Third Party Vendor			Broker Quote			91.000	—
U.S. Government Agencies		7,681	Discounted Cash Flow			Discount Rate			13.000	—
Asset-Backed Securities		4,374	Discounted Cash Flow			Discount Rate			10.000 - 20.000	11.715
Common Stocks
Consumer Discretionary		486	Adjusted Market Price			Adjustment Factor			10.000	—
Energy		205	Comparable Multiple			EBITDA Multiple		X	4.400	—
Financials		5,436	Indicative Market Quotation			Price			$22.250	—
Industrials		2,199	Discounted Cash Flow			Discount Rate			13.960	—
		14,000	Discounted Cash Flow/Comparable Multiple			Discount Rate/Revenue Multiple/EBITDA Multiple		%/X/X	10.000/0.550/6.000	—
		264	Indicative Market Quotation			Broker Quote			$3.000	—
Rights
Financials		146	Other Valuation Techniques(3)			—			—	—
Warrants
Financials		163	Other Valuation Techniques(3)			—			—	—
Information Technology		7,283	Comparable Multiple			EBITDA Multiple		X	4.500	—
Preferred Securities
Industrials		1,403	Discounted Cash Flow/Comparable Multiple			Discount Rate/TBV Multiple		%/x	27.030/0.340	—
Financial Derivative Instruments - Assets
Over the counter		1	Other Valuation Techniques			—			—	—

Total		$53,828

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the PIMCO’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	NXN	Natixis New York
BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BYR	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
CEW	Canadian Imperial Bank of Commerce World Markets	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC	ULO	UBS AG London

Currency Abbreviations:
ARS	Argentine Peso	CHF	Swiss Franc	GBP	British Pound
BRL	Brazilian Real	DOP	Dominican Peso	PEN	Peruvian New Sol
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR001M	1 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company